HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)
333-72042	HV-6779 - PremierSolutions Standard (Series A-II)
333-72042	HV-5776 - PremierSolutions Cornerstone
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)

333-151805	HV-6776 - Premier Innovations(SM)
333-151805	HV-6778 - Premier Innovations(SM) (Series II)
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

Supplement dated December 3, 2012 to your Prospectus

FUND OBJECTIVE CHANGE

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND® – CLASS A

Effective January 14, 2013, the investment objective for the Oppenheimer Main Street Small- & Mid-Cap Fund® Sub-Account is deleted and replaced with:

Seeks capital appreciation.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.